UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2024

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 550 San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

(408) 944-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	QMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment and Waiver to Credit Agreements

On May 24, 2024, Quantum Corporation (the “Company”) entered into an amendment and waiver (the “Term Loan Amendment”) to the Term Loan Credit and Security Agreement, dated as of August 5, 2021 (as the same has been and may further be amended, modified, supplemented, renewed, restated or replaced from time to time, the “Term Loan Credit Agreement”), with Quantum LTO Holdings, LLC, a wholly-owned subsidiary of the Company (“Quantum LTO”), the other borrowers and guarantors from time to time party thereto, the lenders from time to time party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent for such lenders. The Term Loan Amendment, among other things, waives certain requirements to test certain financial covenants and any default that might arise as a result of the restatement of certain of the Company’s historical financial statements.

On May 24, 2024, the Company entered into an amendment and waiver (the “Revolver Amendment”) to the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018, with Quantum LTO, the other borrowers and guarantors from time-to-time party thereto, the lenders from time to time party thereto, and PNC Bank, National Association, as administrative agent and collateral agent for such lenders. The Revolver Amendment, among other things, waives certain requirements to test certain financial covenants and any default that might arise as a result of the restatement of certain of the Company’s historical financial statements.

The foregoing descriptions of the Term Loan Amendment and the Revolver Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Term Loan Amendment and the Revolver Amendment, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Warrants to Purchase Stock

In connection with the Term Loan Amendment, on May 24, 2024, the Company issued to the lenders of the term loans under the Term Loan Credit Agreement warrants (the “2024 Term Loan Warrants”) to purchase an aggregate of 2,000,000 shares of the Company’s common stock (the “Common Stock”), at a purchase price of $0.46. The exercise price and the number of shares underlying the 2024 Term Loan Warrants are subject to adjustment in the event of specified events, including dilutive issuances at a price lower than the exercise price of the 2024 Term Loan Warrants, a subdivision or combination of the Common Stock, a reclassification of the Common Stock or specified dividend payments. Upon exercise, the aggregate exercise price may be paid, at each warrant holder’s election, in cash or on a net issuance basis, based upon the fair market value of the Common Stock at the time of exercise.

The issuance of the 2024 Term Loan Warrants and any shares of Common Stock issuable thereunder are exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) the Securities Act of 1933 (the “Securities Act”) and Regulation D under the Securities Act. The 2024 Term Loan Warrants and any shares of Common Stock issuable thereunder have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission (the “SEC”) or an applicable exemption from the registration requirements.

The foregoing description of the 2024 Term Loan Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the 2024 Term Loan Warrants, copies of which are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under the heading “Warrants to Purchase Stock” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

The Company has completed a major step in the process of regaining compliance with its financial reporting obligations and, as a result, has significantly increased confidence in the timing of the filing of its periodic reports with the SEC. After completing the extensive review process described in more detail below, on May 22, 2024, the Company’s Board of Directors (the “Board”) concluded that the Company’s previously-issued (i) audited consolidated financial statements for the fiscal years ended March 31, 2023 and March 31, 2022 contained in its Annual Reports on Form 10-K, (ii) unaudited interim condensed consolidated financial statements for each of the first three quarters in such years contained in its Quarterly Reports on Form 10-Q and (iii) unaudited interim condensed consolidated financial statements for the fiscal quarter ended June 30, 2023 contained in its Quarterly Report on Form 10-Q (collectively, the “Non-Reliance Periods”), as well as its disclosures related to such financial statements, including any reports, earnings releases, and investor presentations, and related communications issued by or on behalf of the Company with respect to the Non-Reliance Periods, should no longer be relied upon. The determination by the Board was made upon the recommendation of the Audit Committee (the “Audit Committee”) of the Board and after consultation with the Company’s management team. The Company discussed these matters with Grant Thornton LLP (“Grant Thornton”), the Company’s current independent registered accounting firm and Armanino LLP (“Armanino”), the Company’s predecessor auditors during the relevant periods.

Subsequent to its engagement of Grant Thornton in August 2023 as its independent registered public accounting firm for the fiscal year ending March 31, 2024, the Company determined that it was necessary to re-evaluate the Company’s application of standalone selling price under Accounting Standards Codification Topic 606 (“Topic 606”). The Company concluded that its application of Topic 606 related to standalone selling price was inconsistent with the generally accepted application of the guidance. The Company’s management reperformed the determination of standalone selling price with the support of external advisors, and the resulting calculations have been applied to the revenue allocations in the fiscal years ended March 31, 2024, March 31, 2023 and March 31, 2022. The Company additionally identified contractual terms contained within a series of outstanding warrant agreements issued to its prior and current lenders in 2018, 2020 and 2023, which required further evaluation under Accounting Standards Codification Topic 815 (“Topic 815”). After consulting with external advisors and completing an extensive review process, management concluded that the classification of warrants as equity was not consistent with Topic 815 and has restated them as a liability. This also results in the requirement to account for the change in the fair value of the warrants through the Statement of Operations. As a result of these errors, the Company will restate the financial statements for the Non-Reliance Periods (the “Restatement”).

Based on the Company’s re-evaluation of the above-described accounting, the Company currently estimates that the Restatement will result in an increase in previously reported revenue and net income for each of financial periods within the Non-Reliance Periods. These estimated revenue adjustments would decrease the deferred revenue on the Company’s balance sheet for the corresponding periods. In addition, the Restatement does not impact the Company’s cash and cash equivalents, invoicing or contractual obligations to customers. The Board has also determined that there was no evidence of any fraud or intentional misconduct related to the Restatement. The income and equity to be corrected in the Restatement were a result of the prior misapplication of certain accounting standards contained within Topic 606 and Topic 815. In addition, the change of accounting for outstanding warrants does not impact the Company’s ongoing operations or its obligations to prior or current lenders.

The Company is continuing to evaluate the effectiveness of its internal control over financial reporting to determine whether one or more material weaknesses exists due to the restatements described above. The Company’s assessment of the effectiveness of its internal control over financial reporting will be described in more detail in the Annual Report on Form 10-K for the year ended March 31, 2024 (the “2024 10-K”).

The Audit Committee has discussed the matters disclosed in this Item 4.02 of this Current Report on Form 8-K with Grant Thornton, the Company’s independent registered public accounting firm, and Armanino, the Company’s auditors for the fiscal years ended March 31, 2023 and March 31, 2022 and interim periods through June 30, 2023.

As previously reported, the Company has delayed the filing of its Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2023 and December 31, 2023 (the “Pending 10-Qs”). The Company is in the final stages of confirming the revised financial results to be reflected in the Restatement and expects to file the Pending 10-Qs and the 2024 10-K, as well as its restated results in a super 10-K. The Company expects to release financial results for its fiscal fourth quarter and full year ended March 31, 2024 on Monday, June 17, 2024 and intends to hold a conference call to discuss these results. Additional information about the earnings call will be provided by the Company in a subsequent announcement.

Forward-Looking Statements

This Item 4.02 of this Current Report on Form 8-K contains “forward-looking” statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The Company advises caution in reliance on forward-looking statements. Forward-looking statements include, without limitation: statements related to the completion of the Company’s review of accounting matters and audit of the Company’s financial statements; the Company’s plans to file the Pending 10-Qs, the 2024 10-K and conference call relating to such results, including the timing thereof; expectations with respect to how the adjustments will impact the Company’s financial statements; expectations regarding whether the adjustments will impact the Company’s invoicing, cash, contractual obligations to its customers, operations or its obligations to prior or current lenders; and the Company’s plans, objectives and intentions, that are not historical facts generally. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by the forward-looking statement, including without limitation: the final outcome of the evaluation of accounting matters and the impact of the adjustments to the Company’s financial statements; the discovery of additional and unanticipated information during the re-evaluation and audit of the Company’s financial statements, including it evaluation of effectiveness of internal control over financial reporting; risks related to the timely completion of the evaluation and filing of the Pending 10-Qs and the 2024 10-K; changes in assumptions regarding how the evaluation will impact the Company’s financial results; the application of accounting or tax principles in an unanticipated manner; the possibility that the Nasdaq may delist the Company’s common stock; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future; and the impact of these factors on the Company’s performance and outlook. See also other risks that are described in “Risk Factors” in the Company’s filings with the SEC, including its Annual Report on Form 10-K filed with the SEC for the fiscal year ended March 31, 2023, and any subsequent reports filed with the SEC. All forward-looking statements in this Item 4.02 are based on information available to the Company as of the date of this filing. The Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant to Purchase Common Stock, dated May 24, 2024.

4.2	Warrant to Purchase Common Stock, dated May 24, 2024, issued to OC III LVS XL LP.

10.1	Eighth Amendment and Waiver to Term Loan Credit and Security Agreement, dated May 24, 2024, by and among the Company, Quantum LTO Holdings, LLC, the lenders party thereto, and Blue Torch Finance LLC, as disbursing agent and collateral agent.

10.2	Fourteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated May 24, 2024, by and among the Company, Quantum LTO Holdings, LLC, the lenders party thereto, and PNC Bank, National Association, as agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2024	QUANTUM CORPORATION

	By:	/s/ Kenneth P. Gianella
	Name:	Kenneth P. Gianella
	Title:	Chief Financial Officer